UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08002

KOREA EQUITY FUND, INC.

Two World Financial Center, Building B
New York, NY 10281

Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, NY 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	October 31, 2007

Date of reporting period:	October 31, 2007

ITEM 1.  REPORT TO SHAREHOLDERS

KOREA EQUITY FUND, INC.

December 18, 2007

To Our Shareholders:

We present the Annual Report of Korea Equity Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2007.

The Net Asset Value per share (“NAV”) of the Fund on October 31, 2007 was $16.42, representing an increase of 45.6% for the Fund’s fiscal year. The closing New York Stock Exchange (“NYSE”) market price of the Fund on October 31, 2007 was $15.38, representing a 6.3% discount to the NAV. The net assets of the Fund amounted to $184,129,351 on October 31, 2007.

The Korea Composite Stock Price Index (“KOSPI”) climbed from 1,364.6 to 2,064.9 or 51.3%, in local currency terms, for the year. Including the South Korean won (“Won”) appreciation of 4.6% during the fiscal year, this represents a total increase of 58.3% in United States (“U.S.”) dollar terms. The Fund’s NAV underperformed the KOSPI, in U.S. dollar terms, by 12.8% during the year. The Fund’s share price (quoted on the NYSE) returned 47.9% for the year.

For the quarter ended October 31, 2007, the KOSPI increased by 9.0% in U.S. dollar terms. The NAV of the Fund increased by 7.6%. The Fund underperformed the KOSPI, in U.S. dollar terms, by 1.4% during the quarter.

South Korean Economy

The South Korean economy reported steady and resilient economic figures throughout the fiscal year. Gross Domestic Product (GDP) growth for the fourth quarter of 2006 and the first three quarters of 2007 registered 4.0%, 4.0%, 5.0% and 5.2%, respectively. Excluding some seasonality, export growth has been quite stable, maintaining healthy double-digit growth rates despite the strength in the Won which appreciated 4.6% against the U.S. dollar and 2.1% against the Japanese Yen during the fiscal year. This healthy export growth was underpinned by strong global demand in sectors like Machinery, Shipbuilding and Mobile Communications. Also noteworthy, South Korea’s dependency on exports to the U.S. has been on a downtrend while exports to China, the European Union (EU) and the Association of Southeast Asian Nations (ASEAN) regions are growing steadily. As a result, the slowing growth in the U.S. economy is offset somewhat by the stronger growth in other countries. Towards the later part of the fiscal year, the improvement in South Korea’s economic growth was helped by growth on the domestic consumption front. The domestic economy had already begun to show telltale signs as early as April 2007 when the Consumer Confidence Index rose above the neutral 100 level. However, it was only during the last quarter of the fiscal year that consumer spending contribution to GDP improved significantly.

On the political front, things started off poorly as tension increased after North Korea proceeded to conduct a nuclear test on October 9, 2006. This is despite a strong statement issued by the United Nations as well as the resolution passed by the UN Security Council prohibiting member countries from trading technology or materials relating to missiles and other weapon of mass destruction with Pyongyang. However, as the year progressed, pressures from China resulted in North Korea agreeing to attend the six parties talks, which eventually led to the frozen funds in Macau being transferred to a North Korean account in Russia. In return, North Korea invited International Atomic Energy Agency (IAEA) monitors to inspect the closure of its nuclear facilities. North Korea also agreed to declare and disable all its nuclear facilities by the end of the year in a meeting with the chief U.S. envoy held in Geneva in the month of September.

Given that the presidential election is scheduled to be held in December 2007, there was a steady inflow of news on the domestic political front. It is no secret that investors felt that the current Roh administration has done little to improve the economy, especially its harsh anti-speculative financial property measures which contributed negatively. However, as the year progressed, the outlook had become more positive. This is because the opposition GNP party has elected Lee Myung Bak as their candidate for the presidential election. As a former CEO of Hyundai Engineering & Construction Co., Ltd., Mr. Lee has a pro-business mindset and is well known for his market oriented measures.

South Korean Stock Market

The KOSPI posted strong positive gains of 51.3% over the past 12 months reaching an all time high of 2,064. Besides being encouraged by the strong positive signals on both the economic and political front mentioned above, investors’ sentiment was also strong buoyed by gains in the regional stock markets, especially in China and India. However, this was temporarily intercepted by the deterioration of the U.S. subprime mortgage market which caused a severe correction globally as well as in the South Korean stock market. Eventually, sentiment was restored after the U.S. Federal Reserve and other central banks around the world invoked their duties as lenders of last resort and put significant short-term funds into their respective banking systems. The U.S. Federal Reserve also eventually cut its discount and federal funds rates by 100 and 50 basis points, respectively. It is good to note that throughout the year, foreign investors continued to be net sellers in the South Korean stock market and it was the active participation from domestic investors that brought the market to higher levels.

Over the review period, outstanding performances came from the Machinery and Steel sectors.  Since the South Korean stock market rally is well into its fourth year, the market could be entering the late stage of the cycle. Moreover, it was the domestic investors who drove the rally while foreign investors were net sellers. Because of this, it is typical that the lower quality, smaller to medium capitalization momentum stocks deliver the highest returns. Therefore, stocks in the Machinery sector did well. The Steel sector benefited from strong global resource prices. Other sectors that performed well included both the Construction and Transportation Equipment sectors. As we approach the Presidential elections at the end of the year, indications that the pro-growth opposition candidate would win led investors to be positive on the likelihood of less stringent measures on the domestic property market. Even though automobile stocks were weak, the Transportation Equipment sector did well due to the strong performances of shipbuilders. Shipbuilders continued to receive strong order inflows to the extent that the big three shipbuilders had to revise their targets because the orders they received in the first half were close to 80% to 90% of their initial full-year target.

On the other hand, the Technology sector under-performed. Apart from the weak DRAM and NAND flash memory spot prices due to a lack of new products to drive demand, the likelihood of prolonged oversupply arising from the aggressive capacity expansion especially in Taiwan was also not helpful. Moreover, investors were concerned about the slow down in U.S. consumer demand. Weakness in the Financial sector was mainly caused by banking stocks. As more retail depositors put money into mutual funds or invest directly into the stock market, banks are starting to face declining interest margins. Moreover, given the current historical low for non-performing loans, the lack of earnings drivers resulted in most investors avoiding banking stocks. Note that most banks in South Korea have zero or very little exposure to the U.S. mortgage markets and CDOs (collaterialized debt obligations). Finally, the Telecommunication sector, which has traditionally been more defensive, continued to post a relatively weak performance given the rise in the overall market.

Portfolio Management Activity

In terms of sectors, besides the reduction of the weighting to the Technology sector and the in-

creased exposure to the non-banking Financial sector, there were no other significant changes made to sector allocation.

As for stock selection decisions, the Fund introduced a number of new stocks over the last twelve months including STX Engine Co., Ltd., CJ Home Shopping, Infopia Co., Ltd., TSM Tech Co., Ltd. and Korean Air Lines Co., Ltd. STX Engine Co., Ltd. manufactures engines for the Shipbuilding sector. Besides getting stable orders from parent company, STX Shipbuilding Co., Ltd., the company is benefiting from strong orders both in South Korea as well as from Chinese shipbuilders who are expanding their capacity aggressively. CJ Home Shopping sells retail products through home shopping channels and the Internet. The stock is attractive with a PE valuation at about 12 times earnings after some consolidation in its stock price due to poor consumer demand. Infopia Co., Ltd. manufactures blood glucose monitoring devices used primarily for patients suffering from diabetes. Sales growth is expected to be strong for the next few years and the company is expected to increase its current market share. TSM Tech Co., Ltd. manufactures industrial equipment and focuses on using titanium as its main raw material instead of stainless steel. This minimizes downtime during equipment renewal which is very important, hence resulting in strong sales growth. Robust sales growth is expected to continue for several years and the company now has a long order backlog. Finally, Korean Air Lines Co., Ltd. will benefit from the pick up in demand for air travel, especially from the outgoing traffic in the retail segment which is expected to remain strong in the next few years. This is further boosted by the introduction of the five days work-week and visa exemption by the U.S. government. Although higher international oil prices might affect operating margins, this has been partly offset by the increase in fuel charges as well as the strong Won.

Investment Strategy

The economy remains on a firm footing. Exports growth is expected to remain resilient despite the strength of the currency, and there are also increasing signs of consumer demand recovering. The Fund continues to expect higher fiscal spending by the government, which has been relatively conservative over the last three years. Given the low popularity of the current administration, the government has been focusing on more populist economic policies. Increased housing supply, together with improved employment and welfare policies are some of the measures the government has started to implement since September 2006. As a result, economic growth in South Korea is expected to remain healthy through 2007 and in 2008. Finally, the improving political situation, including the North-South Korea relationship, is encouraging.

The South Korean stock market has experienced a strong rally over the past four years. There are some signs that it may be entering the late stage of the market cycle. Besides the fact that valuation is trending towards the upper end of the recent historical range, there are some telltale signs that market sentiment among domestic investors is reaching “exuberant” levels. Moreover, in the short term, the Presidential elections might also boost sentiment. Furthermore, the market is supported by strong fundamentals. Finally, fund flow from domestic investors is a structural trend due to the ageing population. Together, these conditions imply that the market is due for a period of consolidation, but the magnitude of the consolidation might be limited.

On a personal note, John F. Wallace, who served as a Director of the Fund since its inception, passed away in October 2007. The Board of Directors expresses its condolences to Mr. Wallace’s family and greatly appreciates all the valuable contributions made by Mr. Wallace on behalf of the Fund and its stockholders.

We appreciate your continuing support of your Fund.

Sincerely,

/s/ Shigeru Shinohara

Shigeru Shinohara
President

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission’s web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission’s web site at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.

FUND CERTIFICATION

In September 2007, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

KOREA EQUITY FUND, INC.

FUND HIGHLIGHTS—OCTOBER 31, 2007 (Unaudited)

KEY STATISTICS
Net Assets	$184,129,351
Net Asset Value per Share	$16.42
Closing NYSE Market Price	$15.38
Percentage Increase in Net Asset Value per Share*	45.6%
Percentage Increase in NYSE Market Price*	47.9%

MARKET INDEX Percentage increase in market index*	SOUTH KOREAN WON	U.S.$
Korea Composite Stock Price Index*	51.3%	58.3%
*From November 1, 2006 through October 31, 2007

ASSET ALLOCATION
South Korean Equity Securities	97.0%
Other Assets Less Liabilities, Net	3.0%
Net Assets	100.0%

INDUSTRY DIVERSIFICATION
	% of Net Assets		% of Net Assets
Services	21.6	Retail	4.2
Consumer Electronics	13.5	Oil and Gas	3.1
Miscellaneous Manufacturing	13.4	Telecommunications	2.9
Banking and Financial Services	12.8	Automotive Equipment and Parts	2.8
Iron and Steel	10.3	Electrical Machinery	1.6
Transportation	5.6	Machinery and Machine Tools	0.9
Food and Beverages	4.3

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

Issuer	Market Value	% of Net Assets
POSCO	$18,944,256	10.3
STX Engine Co., Ltd.	13,021,209	7.1
Samsung Electronics Co., Ltd.	11,578,369	6.3
GS Engineering & Construction Corp	9,628,560	5.2
Samsung Fire & Marine Insurance Co., Ltd.	8,709,677	4.7
Daewoo Shipbuilding & Marine Engineering Co., Ltd	7,967,909	4.3
Hanjin Heavy Industries & Construction Holdings Co., Ltd	7,851,064	4.3
LG Electronics Inc.	6,808,806	3.7
Hyundai Engineering & Construction Co., Ltd	6,474,266	3.5
LG Philips LCD Co., Ltd	6,398,590	3.5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Directors of Korea Equity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Korea Equity Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2007, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the year ended October 31, 2003 were audited by other auditors whose report, dated December 12, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
New York, New York
December 18, 2007

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS*
OCTOBER 31, 2007

	Shares	Cost	Market Value	% of Net Assets
KOREAN EQUITY SECURITIES
Automotive Equipment and Parts
Halla Climate Control Corporation	164,000	$1,898,152	$1,615,324	0.9
Air control equipment
Hyundai Mobis	22,250	682,693	2,221,170	1.2
Automotive service components
Hyundai Motor Company	17,300	613,921	1,363,944	0.7
Passenger cars, trucks, autoparts and commercial vehicles
Total Automotive Equipment and Parts		3,194,766	5,200,438	2.8

See notes to financial statements.

KOREA EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS* — (Continued)
OCTOBER 31, 2007

	Shares	Cost	Market Value	% of Net Assets
Banking and Financial Services
Daewoo Securities Co., Ltd.	118,000	$1,217,275	$3,452,668	1.9
Financial institution
Hana Financial Group Inc.	53,934	1,141,815	2,713,020	1.4
Commercial bank
Kookmin Bank	62,708	3,653,260	5,097,136	2.8
Commercial bank
Korea Exchange Bank	84,000	736,024	1,380,490	0.8
Commercial bank
Macquarie Korea Infrastructure Fund	459,000	3,379,556	3,312,975	1.8
Investment company
Shinhan Financial Group Co., Ltd.	69,500	2,208,578	4,507,024	2.5
Consumer and commercial-related financial services
Woori Finance Holdings Co., Ltd.	144,700	3,034,654	3,133,252	1.6
Diversified finance services
Total Banking and Financial Services		15,371,162	23,596,565	12.8

Consumer Electronics
LG Electronics Inc.	65,300	4,031,986	6,808,806	3.7
Digital display equipment
LG Philips LCD Co., Ltd.†	117,000	4,568,832	6,398,590	3.5
Digital display equipment
Samsung Electronics Co., Ltd.	18,958	4,306,844	11,578,369	6.3
Consumer electronics, computers and telecommunications
Total Consumer Electronics		12,907,662	24,785,765	13.5

Electrical Machinery
Samsung Corporation	32,000	455,609	2,927,988	1.6
Import/Export

Food and Beverages
Hite Brewery Co., Ltd.	29,000	3,863,484	4,315,141	2.4
Alcoholic and non-alcoholic beverages
Lotte Chilsung Beverage Co., Ltd.	2,500	2,713,688	3,525,623	1.9
Alcoholic and non-alcoholic beverages
Total Food and Beverages		6,577,172	7,840,764	4.3

See notes to financial statements.

KOREA EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS* — (Continued)
OCTOBER 31, 2007

	Shares	Cost	Market Value	% of Net Assets
Iron and Steel
POSCO	26,450	$4,780,835	$18,944,256	10.3
Hot and cold rolled steel products

Machinery and Machine Tools
TSM Tech Co., Ltd.	87,292	2,548,483	1,696,308	0.9
Industrial machinery

Miscellaneous Manufacturing
Hanjin Heavy Industries & Construction Co., Ltd.†	71,634	1,133,446	7,851,064	4.3
Heavy construction
Hynix Semiconductor, Inc.†	76,000	1,794,127	2,109,822	1.2
Semiconductors
KT&G Corporation	21,500	540,456	1,728,499	0.8
Cigarettes and other tobacco products
STX Engine Co., Ltd.	132,500	3,984,558	13,021,209	7.1
Diesel and specific engines for ships and munitions
Total Miscellaneous Manufacturing		7,452,587	24,710,594	13.4

Oil and Gas
SK Energy Co., Ltd.†	15,492	763,451	3,560,984	1.9
Refines, markets, and distributes oil
S-Oil Corporation	23,000	1,116,343	2,078,952	1.2
Petroleum and related products
Total Oil and Gas		1,879,794	5,639,936	3.1

Retail
CJ Home Shopping	35,000	2,557,721	2,596,191	1.4
Miscellaneous products
Shinsegae Co., Ltd.	6,660	1,426,328	5,213,814	2.8
Department store chain
Total Retail		3,984,049	7,810,005	4.2

Services
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	127,000	4,703,195	7,967,909	4.3
Shipbuilding
GS Engineering & Construction Corp.	46,000	2,914,005	9,628,560	5.2
Contracts civil engineering and architectural works

See notes to financial statements.

KOREA EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS* — (Continued)
OCTOBER 31, 2007

		Cost	Market Value	% of Net Assets

Hyundai Engineering & Construction Co., Ltd.†	64,000	$1,781,550	$6,474,266	3.5
General construction company
Infopia Co., Ltd.†	40,000	3,202,616	2,713,897	1.5
Patient monitoring equipment
LG Corp.	48,000	1,324,353	4,344,012	2.4
Holding company
Samsung Fire & Marine Insurance Co., Ltd..	31,500	4,186,409	8,709,677	4.7
Non-life insurance
Total Services		18,112,128	39,838,321	21.6

Telecommunications
LG Dacom Corporation	163,000	2,598,951	5,249,015	2.9
Internet services

Transportation
Hanjin Shipping Co., Ltd.	71,700	2,604,479	4,148,098	2.2
Marine transportation
Korea Air Lines Co., Ltd.	71,000	6,185,759	6,173,227	3.4
Air transportation services
Total Transportation		8,790,238	10,321,325	5.6
TOTAL KOREAN EQUITY SECURITIES		88,653,436	178,561,280	97.0
TOTAL INVESTMENTS		$88,653,436	$178,561,280	97.0
OTHER ASSETS LESS LIABILITIES, NET			5,568,071	3.0
NET ASSETS			$184,129,351	100.0

*The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.
†Non-income producing security.
GDR: Global depository receipt.
PFD: Preferred stock.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of October 31, 2007.

South Korean won	KRW	900.55 = USD $1.00

See notes to financial statements.

KOREA EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2007

ASSETS:
Investments in securities, at market value (cost—$88,653,436)	$178,561,280
Cash and cash equivalents	10,277,971
Total Assets	188,839,251

LIABILITIES:
Payable for investments purchased	4,205,187
Accrued management fee	247,352
Other accrued expenses	257,361
Total Liabilities	4,709,900

NET ASSETS:
Capital stock (par value of 11,212,000 shares of capital stock outstanding, authorized 100,000,000, par value $0.10 each)	1,121,200
Paid-in capital	100,622,091
Accumulated net investment income	218,651
Accumulated net realized loss on investments and foreign currency transactions	(7,721,705)
Unrealized net appreciation on investments and foreign exchange	89,889,114
Net Assets	$184,129,351

Net asset value per share	$16.42

See notes to financial statements.

KOREA EQUITY FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2007

INCOME:
Dividend income (net of $332,841 of withholding taxes)	$1,843,791
Interest income	287,330
Total Income		$2,131,121

EXPENSES:
Management fee	1,146,799
Legal fees	246,500
Directors’ fees and expenses	119,500
Custodian fees	115,760
Auditing and tax reporting fees	85,705
Shareholder reports	46,240
Registration fees	33,305
Annual meeting expenses	29,900
Miscellaneous fees	17,825
Transfer agency fees	10,775
Insurance expense	3,550
Total Expenses		1,855,859
INVESTMENT INCOME—NET		275,262

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments	12,691,753
Net realized loss on foreign exchange	(56,611)
Net realized gain on investments and foreign exchange	12,635,142
Change in net unrealized appreciation on investments	47,860,409
Change in net unrealized appreciation on translation of foreign currency and other assets and liabilities denominated in foreign currency	2,693,099
Net realized and unrealized gain on investments and foreign exchange	63,188,650
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	$63,463,912

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended October 31,
	2007	2006
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$275,262	$(354,904)
Net realized gain on investments	12,691,753	11,213,027
Net realized loss on foreign exchange	(56,611)	(9,422)
Change in net unrealized appreciation on investments	47,860,409	11,295,899
Change in net unrealized appreciation on translation of foreign currency and other assets and liabilities denominated in foreign currency	2,693,099	3,952,903
Increase in net assets resulting from investment operations	63,463,912	26,097,503

FROM CAPITAL SHARE TRANSACTIONS:
Net asset value of shares issued to shareholders on rights offering	25,813,148	0
Increase in net assets derived from capital share transactions	25,813,148	0

NET ASSETS:
Beginning of year	94,852,291	68,754,788
End of year (including accumulated undistributed investment income of $218,651 in 2007)	$184,129,351	$94,852,291

See notes to financial statements.

KOREA EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Korea Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment management company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean companies. The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

(a) Valuation of Securities—Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the U.S. over-the-counter market (as opposed to the OTC market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions—Transactions denominated in South Korean won (“Won”) are recorded in the Fund's records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values at the close of the year. The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at October 31, 2007. Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses includes gains or losses arising from changes in the value of assets and liabilities including investments in securities at October 31, 2007, resulting from changes in the exchange rate.

(c) Security Transactions, Investment Income, Distributions to Shareholders—Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on a first in first out  basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

(d) Capital Account Reclassification—For the year ended October 31, 2007 permanent differences result in a net decrease in, accumulated net investment income of decreased by $56,611 and a corresponding decrease in accumulated net realized loss on investments and foreign currency transactions of $56,611. The adjustment was primarily a result of the reclassification of foreign exchange losses and had no impact on net assets.

KOREA EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)

(e) Income Taxes—A provision for United States income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under South Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

(f) Subscription for New Shares—As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to new share offerings by South Korean companies.

(g) Use of Estimates in Financial Statement Preparation—The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(h) Concentration of Risk—A significant portion of the Fund’s net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(i) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on the Fund’s experience, the Fund expects the risk of loss to be remote.

2. Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as investment adviser for the Fund, and effective July 24, 2001, the Shareholders approved NAM retaining its wholly-owned subsidiaries, Nomura Asset Management Hong Kong Limited (NAM-Hong Kong”) and Nomura Asset Management Singapore Limited (“NAM-Singapore”), as investment sub-advisers for the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee computed at the annual rate of 0.85% of the Fund's average weekly net assets. This annual  rate became effective as of September 1, 2006 pursuant to an amendment of the Fund’s management agreement with the Manager. For the period from September 1, 2005 through August 31, 2006, the Manager voluntarily reduced its fee under such agreement from 1.10% of the Fund’s average weekly net assets to 0.85% of such assets. Under the management agreement, the Fund paid or accrued fees,  to the Manager of $1,146,799 for the year ended October 31, 2007.

For services performed, NAM received a monthly fee from the Manager at the annual rate of 0.495% of the average weekly net assets of the Fund. This contractual rate became effective September 1, 2006 pursuant to an amendment of the investment advisory agreement between the Manager and NAM. Since July 24, 2001, for services performed, NAM-Hong Kong and NAM-Singapore have received monthly fees from NAM. Pursuant to amendments to the investment sub-advisory agreements that became effective as of September 1, 2006, NAM pays NAM-Singapore a monthly fee at the annual rate of 0.225% of the Fund’s average weekly net assets and NAM pays NAM pays NAM-Hong Kong a monthly fee at the annual rate of 0.045% of the Fund’s average weekly net as-

KOREA EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)

sets. For the year ended October 31, 2007, the Manager informed the Fund that NAM received fees of $667,037 from the Manager. In addition, NAM-Hong Kong and NAM-Singapore received fees of $62,222 and $311,312, respectively from NAM. At October 31, 2007, the management fee payable to the Manager by the Fund was $247,352.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $1,000 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Mr. William G. Barker, Jr., who has been designated by the Directors not affiliated with the Fund to serve as Lead Director, is paid an additional $5,000, effective June 2005. Such fees and expenses for the unaffiliated Directors aggregated $119,500 for the year ended October 31, 2007.

3. Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the year ended October 31, 2007 were $48,435,370 and $26,248,855, respectively.

4. Rights Offering

The Fund issued to its shareholders of record as of the close of business on January 19, 2007 transferable Rights to subscribe for up to an aggregate of 2,803,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held (“Primary Subscription”). During February 2007, the Fund issued a total of 2,803,000 shares of Common Stock on exercise of such Rights at the subscription price of $9.76 per share, compared to a net asset value per share of $12.20 and a market value per share of $10.79. A sales load of 3.75% was included in the subscription price. Offering costs of approximately $600,000 and the sales load were charged directly against the proceeds of the Rights Offering.

5. Federal Income Taxes

As of October 31, 2007, net unrealized appreciation on investments, for Federal income tax purposes was $89,907,844 of which $91,610,679 related to appreciated securities and $1,702,835 related to depreciated securities. The aggregate cost of investments, at October 31, 2007 for Federal income tax purposes was $88,653,436.

At October 31, 2007 the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$218,651
Accumulated capital losses	(7,721,705)
Unrealized appreciation on investments	89,889,114
Total accumulated earnings	$82,386,060

During the year ended October 31, 2007, the Fund utilized capital loss carryforwards of $12,691,753. The Fund has a capital loss carryforward as of October 31, 2007 of approximately $7,721,705 of which $761,669 expires on October 31, 2008, and $6,960,036 expires on October 31, 2009.

6. Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each year:

	For the Year Ended October 31,
	2007		2006		2005		2004		2003
Net asset value, beginning of year	$11.28		$8.18		$5.80		$5.38		$4.28
Net investment income (loss)*	0.02		(0.04)		(0.05)		(0.05)		(0.02)
Net realized and unrealized gain on investments and foreign currency	5.64		3.14		2.43		0.47		1.12
Total from investment operations	5.66		3.10		2.38		0.42		1.10

Fund Share Transactions
Dilutive effect of Rights Offering**	(0.38)		—		—		—		—
Offering costs charged to paid-in capital in excess of par	(0.14)		—		—		—		—
Total Fund share transactions	(0.52)		—		—		—		—

Net asset value, end of year	$16.42		$11.28		$8.18		$5.80		$5.38

Market value, end of year	$15.38		$10.40		$7.85		$5.34		$4.65
Total investment return†	47.9%		32.5%		47.0%		14.8%		24.7%
Ratio to average net assets/supplemental data:
Net assets, end of year (000)	$184,129		$94,852		$68,755		$48,748		$45,204
Operating expenses before waiver of a portion of the management fee	1.36%	††	1.92%		2.93%		2.86%		2.46%
Operating expenses after waiver of a portion of the management fee	1.36%	††	1.68%		2.76%		2.71%		2.31%
Net investment income (loss)	0.20%		(0.40%	)	(0.70%	)	(0.89%	)	(0.49%	)
Portfolio turnover	20%		31%		41%		50%		58%
______________
†   Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total investment return does not reflect sales commissions.
†† There was no waiver for the year ended October 31, 2007.
*   Based on average shares outstanding.
** Decrease is due to the Rights Offering (See Note 4).

TAX INFORMATION (UNAUDITED)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (October 31, 2007) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the Fund designates $332,841 as foreign tax credit with the associated gross income of $2,175,632.

See notes to financial statements.

KOREA EQUITY FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

The 2007 Annual Meeting of the Shareholders of the Fund was held at the offices of Nomura Securities International, Inc. at Two World Financial Center, Building B, New York, New York on August 16, 2007. The purpose of the meeting was (1) to elect one Class I Director to serve for a term to expire in 2010, and (2) to transact such other business as may properly come before the Meeting or any adjournment thereof.

At the meeting, William G. Barker, Jr. received the affirmative vote of a majority of the outstanding shares of the Fund. Accordingly, Mr. Barker was elected to serve until 2010 and until his successors are elected and qualified.

The results of the voting at the Annual Meeting were as follows:

1. To elect the Fund’s Class I Director:

	Shares Voted For	% of Outstanding Shares	Shares Voted Withhold Authority	% of Outstanding Shares
William G. Barker, Jr.	8,967,162	80.0	585,147	5.2

¬ ¬ ¬ ¬

INTERESTED DIRECTOR

Set out below is biographical and other information relating to a Director who is an “interested person,” as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Fund is set out below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen**	Other Public Directorships Held by the Director
Shigeru Shinohara (45)* c/o Nomura Asset Management U.S.A. Inc. Two World Financial Center, Building B New York, New York 10281	Class II Director	President and Director since June 2007
President of Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.”) since 2007; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously Chief Fund Analyst at Nomura Funds Research and Technologies Co., Ltd.
				2 registered investment companies consisting of 2 portfolios	None
________________
*
Mr. Shinohara is an “interested person,” as defined in the 1940 Act, of the Fund based on his positions with Nomura Asset Management Co., Ltd. (“NAM”) and its affiliates. Mr. Shinohara is a director of Japan Smaller Capitalization Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser.

**	In addition to the Fund, the “Fund Complex” includes Japan Smaller Capitalization Fund, Inc.

KOREA EQUITY FUND, INC.

INDEPENDENT DIRECTORS

Biographical and other information relating to the non-interested Directors of the Fund is set out below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex* Overseen	Other Public Directorships Held by the Director
William G. Barker, Jr. (74) 111 Parsonage Road Greenwich, Connecticut 06830	Class I Director	Director since 1993	Retired.	2 registered investment companies consisting of 2 portfolios	None

Rodney A. Buck (59) 1857 West County Road Calais, Vermont 05648	Class III Director	Director since 2006
Owner, Buck Capital Management (private investment management firm) since 2005; Executive Vice President and Chief Investment Officer, National Life Group (insurance holding company) from 2000 to 2005; Chief Executive Officer, Sentinel Advisors Company (investment advisor) from 1996 to 2005.
				2 registered investment companies consisting of 2 portfolios	None

David B. Chemidlin (50) 67 Glen Eagle Drive Watchung, New Jersey 07069	Class III Director	Director since 2006	Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) since 1995.	2 registered investment companies consisting of 2 portfolios	None

Chor Weng Tan (71) 6245 Paseo Privado Carlsbad, California 92009	Class II Director	Director since 1993	Retired since 2004; Managing Director for Education, the American Society of Mechanical Engineers from 1991 to 2004.	2 registered investment companies consisting of 2 portfolios	None
_____________
*	In addition to the Fund, the “Fund Complex” includes Japan Smaller Capitalization Fund, Inc.

KOREA EQUITY FUND, INC.

Committees and Directors’ Meetings. The Board of Directors has a standing Audit Committee and a standing Nominating Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the 1940 Act and are “independent” as defined in the New York Stock Exchange listing standards. Currently, Messrs. Barker, Buck, Chemidlin and Tan are members of these Committees. The principal responsibilities of the Audit Committee and the Nominating Committee are described below. The Fund has no standing Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

During the fiscal year ended October 31, 2007, the Board of Directors held nine meetings, the Audit Committee held three meetings and the Nominating Committee held two meetings. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which he served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

Officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set out below:

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office ** and Length of Time Served	Principal Occupation(s) During Past Five Years
Shigeru Shinohara (45)	President and Class II Director	President since 2007
President of Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.”) since 2007; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously Chief Fund Analyst at Nomura Funds Research and Technologies Co., Ltd.

Kenneth L. Munt (60)	Vice President	Vice President since 2001	Managing Director and Secretary of NAM-U.S.A. since 1999.

Jun Arima (47)	Vice President	Vice President since 2007
Senior Director of Nomura Asset Management U.S.A. Inc. since 2006; General Manager DLIBJ Asset Management Co; Ltd. from 2004 to 2006; Executive Vice President of DLIBJ Asset Management U.S.A. Inc. from 2002 to 2004.

Rita Chopra-Brathwaite (38)	Treasurer	Treasurer since 2002	Senior Vice President of NAM-U.S.A. since 2007; Vice President of NAM-U.S.A. since 2001; Assistant Vice President of NAM-U.S.A. from 1999 to 2000.

Neil Daniele (47)	Secretary and Chief Compliance Officer	Secretary since 2002
Managing Director of NAM-U.S.A. since 2006, and Chief Compliance Officer of NAM-USA since 2002; Vice President and Compliance Officer of Munich Re Capital Management Corp. (asset management firm) from 2001 to 2002; Vice President of AIG Global Investment Group, Inc. (asset management firm)

_______
*	The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281.
**	Elected by and serves at the pleasure of the Board of Directors.

KOREA EQUITY FUND, INC.

REVIEW OF THE FUND’S MARKET PRICE COMPARED TO NET ASSET VALUE

Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value. Although the shares of the Fund have traded at such a premium, they also have traded at a discount from their net asset value per share (“NAV”).
Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund’s shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.
To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or to have interval fund status. As a “country fund,” the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus. The Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent sometime extreme volatility of the financial markets in South Korea supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives. The Directors intend to continue to review, on a quarterly basis, the trading market for the Fund’s shares.

DIVIDEND REINVESTMENT PLAN

The Dividend Reinvestment Plan (the “plan”) is available automatically for any holder of common stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the plan agent, Computershare Trust Company, N.A. (the “Plan Agent”), P.O. Box 43078 Providence, RI 02940-3078. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.
Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares

KOREA EQUITY FUND, INC.

DIVIDEND REINVESTMENT PLAN-(Continued)

previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments,the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended October 31, 2007, the Fund did not purchase any shares in the open market or issue any new shares for dividend reinvestment purposes.
Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.
The Plan Agent will maintain all shareholders accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.
The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.
The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent at Computershare Investor Services, P.O. Box 43078, Providence, RI 02940-3078.

SHAREHOLDER ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s transfer agent, Computershare Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.

KOREA EQUITY FUND, INC.

Board Review of the Current Management,
Investment Advisory and Investment Sub-Advisory Agreements

The Board of Directors of the Fund (the “Board”) consists of five directors, four of whom are independent, or non-interested, directors (the “Independent Directors”). The Board considers matters relating to the Fund's management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period. The specific agreements (the “Agreements”) consist of the Fund's management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”), the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), and investment sub-advisery agreements between the Investment Adviser and two affiliated advisers, Nomura Asset Management Hong Kong Limited and Nomura Asset Management Singapore Limited (the “Investment Sub-Advisers”).

The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on August 16, 2007. In connection with their deliberations at that meeting and at separate telephonic meetings of the Independent Directors held on July 17, 2007 and July 25, 2007, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund’s benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager, the advisory fee paid by the Manager to the Investment Adviser and the sub-advisory fees paid to the Investment Sub Advisers, and (iii) the profitability of the Agreements to the Manager, the Investment Adviser and the Investment Sub-Advisers. The lndependent Directors sought and received additional information from the Manager and the Investment Adviser. The Independent Directors were advised by independent counsel in considering these materials and the continuance of the Agreements.

At the meeting of the Board of Directors held on August 16, 2007,  the Board of Directors, including all of the Independent  Directors, unanimously approved the continuance of the Agreements for an additional year. In approving the continuance of the Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Fund under the Agreements. The Board considered the nature, extent and quality of the services provided to the Fund by the Manager, the Investment Adviser and the Investment Sub-Advisers and the resources dedicated by the Manager, the Investment Adviser and the Investment Sub-Advisers. These services included both investment advisory services and related services such as the compliance oversight provided by the Manager. The Independent Directors discussed in particular the portfolio management personnel involved with management of the Fund. The Independent Directors also commented favorably on the compliance personnel at the Manager and the services they provided in monitoring portfolio transactions and other compliance functions, and the financial administration provided by the Manager. Based on its review of all of these services, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.

Investment performance. The Board considered performance information provided by the Manager regarding the Fund’s investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended. Included in this information was data showing that the net asset value per share of the Fund increased 29.9% during the year ended June 30, 2007 and 35.6% on an annualized basis for the three years ended June 30, 2007. The Manager also provided the Directors with comparative performance information that they requested.

In response to requests for additional information by the Independent Directors, the Board received information about the performance of the Fund compared to the Fund’s benchmark index, data on the Fund’s ex-

KOREA EQUITY FUND, INC.

Board Review of the Current Management,
Investment Advisory and Investment Sub-Advisory Agreements-(Continued)

pense ratio and components thereof, and comparative fee, expense ratio and performance information for other funds investing primarily in South Korean stocks. This information showed that, based on changes in net asset value for the one-year and three-year periods ended June 30, 2007, the Fund ranked fourth in performance of five U.S. investment companies investing in Korean securities that had been identified by the Manager. The Board also considered the relatively high absolute performance of the Fund during these time periods as described above and the fact that the Fund had outperformed certain of the other registered investment companies during prior review periods.

After considering all factors deemed appropriate, the Board, including the Independent Directors, concluded that the Fund’s performance supported the continuance of the Agreements.

The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Funds. The Board considered the Fund's management fee, which is computed at the annual rate of 0.85% of the Fund's average weekly net assets and which became effective as of September 1, 2006. The Board also considered the fact that for the period from September 1, 2005 through August 31, 2006, the Manager had continued its voluntary reduction of the annual management fee under the Fund's management agreement from 1.10% of the Fund's average weekly net assets to 0.85% of such assets. The Board also noted that the Manager had agreed in 2006 to an amendment to the management agreement to reduce its fee to the level of the voluntary waiver then in effect, which represented a reduction of 0.25% in the contractual fee rate. The Manager also provided the Board with information prepared by the Manager, the Investment Adviser and the Investment Sub-Advisers indicating the profitability of the Agreements to these respective advisors. The Independent Directors reviewed this information with the Manager and requested and received certain supplemental information from the Manager and the Investment Adviser with respect to the methodologies used to charge and allocate expenses relating to the management of the Fund. The Manager and its affiliates also act as advisers to one additional investment company registered under the Investment Company Act of 1940 and the Board of Directors of the Fund compared the advisory arrangements and fees for these two companies. The Board of Directors of the Fund recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the two registered investment companies.

After reviewing the information described above, the Independent Directors concluded that the management fee proposed to be charged to the Fund was reasonable and that the costs of the services provided pursuant to the Agreements and the profitability of the Agreements to the Manager and the Investment Adviser supported the continuance of the Agreements.

Economies of Scale. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger. The Board also noted the reduction in the contractual rate of the management fee described above. The Board further considered the reduction in the Fund's operating expense ratio, which had been favorably impacted by the increase in the Fund's net assets. In particular, the Fund's expense ratio declined from 1.68% for the year ended October 31, 2006 to an annualized expense ratio of 1.45% for the six months ended April 30, 2007. The Board and the Manager reviewed the overall operating expenses of the Fund and agreed that management and the Board would continue their focus on ways to reduce the expenses incurred by the Fund. After consideration of information it considered relevant, the Board concluded that it would not request breakpoints in the management fee to further reduce the Fund's operating expense ratio.

Based on an evaluation of all factors deemed relevant, including the factors described above, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through August 31, 2008.

BOARD OF DIRECTORS
William G. Barker, Jr.
Rodney A. Buck
David B. Chemidlin
Shigeru Shinohara
Chor Weng Tan

OFFICERS
Shigeru Shinohara, President
Kenneth L. Munt, Vice President
Jun Arima, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary and Chief Compliance Officer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1 Chome Nihombashi, Chuo-ku,
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street
Central, Hong Kong

Nomura Asset Management Singapore Limited
6 Battery Road 34-02
Singapore 049909

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Investor Services
P. O. Box 43078
Providence, RI 02940-3078

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

KOREA EQUITY FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281
_________________________
This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

KOREA
Equity
Fund, Inc.

ANNUAL REPORT

OCTOBER 31, 2007

ITEM 2.  CODE OF ETHICS

(a)
As of October 31, 2007, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)
There were no amendments during the fiscal year ended October 31, 2007 to a provision of the code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)	Not applicable.
(e)	Not applicable.

(f)
A copy of the Registrant’s code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, is attached as an exhibit.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that David B. Chemidlin, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.  This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees for the Registrant were $60,000 and $57,000 for the fiscal years ended 10/31/07 and 10/31/06, respectively.

(b) Audit-Related Fees for the Registrant were $10,000 and $9,500 for the fiscal years ended 10/31/07 and 10/31/06, respectively.  These amounts represent procedures performed in connection with the review of the Registrant’s semi-annual reports.

In addition, there were no Audit-Related Fees billed in the fiscal years ended 10/31/07 and 10/31/06 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the fiscal years ended 10/31/07 and 10/31/06, respectively.

(c) Tax Fees for the Registrant were $9,900 and $9,500 for the fiscal years ended 10/31/07 and 10/31/06, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services (which include the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by Ernst & Young LLP (“E&Y”) to the Registrant.

There were no fees billed for tax services by E&Y to service affiliates for the fiscal years ended 10/31/07 and 10/31/06, respectively, that required pre-approval by the Audit Committee.

(d) All Other Fees for the Registrant were $10,000 and $9,500 for the fiscal years ended 10/31/07 and 10/31/06, respectively. These amounts represent procedures performed in connection with the review of the Registrant’s filings with the Osaka Securities Exchange.

There were no fees billed for all other non-audit services rendered by E&Y to service affiliates for the fiscal years ended 10/31/07 and 10/31/06, respectively, that required pre-approval by the Audit Committee.

(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to preapprove all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to preapprove all non-audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the preapproval requirement with respect to the provision of non-audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to preapprove non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(f) Not applicable.

(g) Non-audit fees billed by E&Y for services rendered to the Registrant and Nomura Asset Management USA, Inc. (“NAM-USA”) and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant were $2.8 million and $2.8 million for the fiscal years ended 3/31/07 and 3/31/06, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services and non-audit related services rendered by E&Y to service affiliates.

(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser and service affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Registrant or to service affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)
The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  Currently, Messrs. William G. Barker, Rodney A. Buck, David B. Chemidlin and Chor Weng Tan are members of the Audit Committee.

(b)	Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant’s investments in securities of unaffiliated issuers as of 10/31/07 are included in the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Registrant has delegated proxy voting responsibilities to its investment adviser, subject to the Board of Directors’ general oversight.  The investment adviser has adopted its own Policy and Process on Corporate Governance and Proxy Voting for this purpose.  The Policy and Process is set forth below.

Policy and Process on Corporate Governance and Proxy Voting

NOMURA ASSET MANAGEMENT

NOMURA ASSET MANAGEMENT CO., LTD.
NOMURA ASSET MANAGEMENT U.S.A. INC.
NOMURA ASSET MANAGEMENT U.K. LIMITED
NOMURA ASSET MANAGEMENT SINGAPORE LIMITED
NOMURA ASSET MANAGEMENT HONG KONG LIMITED

August 2004

I.    Basic Policy for Proxy Voting

This Proxy Voting Policy has been adopted by Nomura Asset Management Co., Ltd. (“NAM”) and its investment advisory subsidiaries (listed on Schedule 1).  These companies are hereinafter collectively referred to as “Nomura Asset Management”.  The overall objective of Nomura Asset Management is to increase the value of its clients’ investments. We recognize that the power to influence management through voting rights is an effective way to achieve such an objective. Nomura Asset Management believes the right to vote proxies is an important financial asset that must be managed with the same care and diligence as any other client asset.  We exercise proxy voting decisions solely in the best interests of our clients and will acquire a company’s equity securities only because we believe them to be good investment.  We will not acquire equity securities simply to obtain control of an issuer.

II.    Organizational Structure for Proxy Voting Process
The Proxy Voting Committee is primarily responsible for making final determinations on proxy voting for Nomura Asset Management. The day-to-day operational activities relating to proxy voting are performed at each of the departments within Nomura Asset Management.

Notwithstanding the foregoing, proxy voting shall be instructed through NAM’s overseas affiliates, which owe a primary responsibility for proxy voting under the investment advisory agreements entered into with their clients.

1.           Proxy Voting Committee

The Proxy Voting Committee develops the firm’s positions on specific voting issues, creates proxy voting guidelines (the "Proxy Voting Guidelines"), and has oversight responsibility over the proxy voting process.  From time to time, it shall have direct decision-making input on a company’s specific proxy voting matters, as more fully described in Section V of this Policy.  NAM’s Board of Directors appoints the Chairman of the Proxy Voting Committee, who, in turn, appoints the other members of the Committee.  The Proxy Voting Committee may be held whenever necessary.

2.	Fund Operation Department

Regarding accounts for which NAM serves as manager, its Fund Operation Department has the primary responsibility for handling proxy voting instructions. The Department also provides necessary support to NAM's overseas affiliates with respect to their accounts.

For a Japanese issuer, the Fund Operation Department classifies the proxy materials received from the custodian depending upon whether (i) it is a company on the Watch List (as defined in Section VIII below), (ii) its proxy agenda includes any extraordinary items (defined as an item not considered a “routine agenda” item.  See Note 1, Section III) and (iii) its audit opinion attached to the company’s financial statement is qualified.  If a company meets one or more of the foregoing conditions, the company’s proxy materials shall be forwarded to NAM’s Corporate Research Department for its review.  If none of these conditions apply to a company, the Fund Operation Department shall instruct the custodian to vote for the agenda.  For agendas that have been forwarded to the Corporate Research Department, the Fund Operation Department shall instruct the custodian to vote in accordance with the determinations made by the Corporate Research Department, or when necessary, by the Proxy Voting Committee.

For a non-Japanese issuer, our Fund Operation Department, after receiving the proxy materials from the custodian, shall forward such materials to the Corporate Research Department.  If proxy materials are available through other information sources, the Corporate Research Department may rely upon the information from such sources.  The Fund Operation Department shall instruct the custodian to vote in accordance with the determinations made by the Corporate Research Department based on the recommendations made by overseas affiliates, or when necessary, determinations made by the Proxy Voting Committee.

Records of proxy voting instructions shall be maintained.

3.	Operations Departments at Overseas Affiliates

The operations department of each overseas affiliate (“Overseas Operations Department”) generally handles proxy voting instructions in accordance with the investment advisory agreements entered into with its client.  The Overseas Operations Department shall also provide necessary support to NAM or other overseas affiliates with respect to the accounts of NAM or other overseas affiliates.

The Overseas Operations Department, after receiving the proxy materials from the custodian, shall forward as necessary such materials to NAM or other relevant overseas affiliates.  If proxy materials are available through other information sources, NAM or other relevant overseas affiliates may rely upon the information from such sources.  After having the agenda reviewed by NAM or other relevant overseas affiliates, the Overseas Operations Department shall instruct the custodian to vote.  Records of proxy voting instructions shall be maintained.

4.	Corporate Research Department

NAM’s Corporate Research Department, through the support it provides to the Proxy Voting Committee, plays an important role in the review of proxy materials.

For Japanese issuers, the Corporate Research Department is responsible for preparing, reviewing and maintaining the Watch List.  The Corporate Research Department reviews proxy materials received from the Fund Operation Department and informs of their determinations on proxy voting.  When the Corporate Research Department believes further review is necessary, it requests the Proxy Voting Committee to deliberate on the specific agenda item in question.  The Corporate Research Department shall keep the minutes of the Proxy Voting Committee meeting, and will inform the Fund Administration Department of the Proxy Voting Committee's determinations in a timely manner.

The Corporate Research Department also reviews the proxy materials received from NAM’s overseas affiliates.

For non-Japanese issuers whose equity securities are held in Japanese investment trust portfolios  and NAM’s institutional accounts, the Corporate Research Department, after receiving the proxy materials from the Fund Operation Department, shall forward such materials to the relevant overseas affiliates.  Recommendations of the overseas affiliates are then delivered to the Corporate Research Department.  The General Manager of the Corporate Research Department is responsible for the final determinations on proxy voting, or when necessary, may refer specific agenda items to the Proxy Voting Committee.

The Corporate Research Department also provides its determinations on proxy voting to overseas affiliates that manage Japanese equity accounts.

5.	Investment Department at Overseas Affiliate

The investment department of each overseas affiliate ("Overseas Investment Department") handles proxy voting for non-Japanese issuers whose equity securities are held in NAM’s Japanese investment trust portfolios and institutional accounts.  The Overseas Investment Department is responsible for providing recommendations for proxy voting for the issuers in its region, i.e., Nomura Asset Management U.S.A. Inc. is responsible for North and South American equity proxy voting recommendations, Nomura Asset Management U.K. Limited is responsible for European equity proxy voting recommendations, and Nomura Asset Management Singapore Limited is responsible for Asian equity proxy voting recommendations.  When necessary, other

Overseas Investment Departments may provide to the relevant Overseas Investment Department their recommendations about a certain issuer even if the issuer is not in its region.  In addition, the Overseas Investment Department may utilize third party proxy voting service providers (e.g., Institutional Shareholder Services (ISS)) to formulate their recommendations.  These recommendations are delivered to NAM’s Corporate Research Department.

The Overseas Investment Departments also provide proxy voting recommendations to other overseas affiliates managing non-Japanese equity accounts.  For such accounts, the Overseas Operations Department sends voting information to the relevant overseas affiliate and instructs the custodian as recommended.  The relevant overseas affiliate shall determine the proxy voting through the process described above.

III.    Proxy Voting Process for Japanese Equities

Nomura Asset Management carries out the following proxy voting process for Japanese equities:

1.	Corporate Research Department prepares, reviews and maintains the Watch List.
2.
Fund Operation Department classifies the proxy materials received from the custodian into companies: 1) which are on the Watch List, 2) their proxy agenda includes any extraordinary items (defined as an item not considered to be a "routine agenda" item.  See Note 1.), and 3) their audit opinion attached to their financial statement is qualified.

3.	If none of the conditions stated above applies to a company, the Fund Operation Department then instructs the custodian to vote for the agenda.
4.
When the Fund Operation Department finds that (i) the company is on the Watch List, (ii) the proxy agenda includes any extraordinary item, or (iii) its audit opinion attached to the company's financial statement is qualified, the proxy material is then forwarded to Corporate Research Department for its review.

5.
The Corporate Research Department reviews the agenda and if it finds any problems within the agenda, details are sent to the Proxy Voting Committee for deliberation.  When the Corporate Research Department determines that no problems exist, it informs the Fund Operation Department of its determinations on proxy voting.

6.
The Proxy Voting Committee closely reviews the agenda in accordance with the Proxy Voting Guidelines.  When the Proxy Voting Committee finds specific agenda items that would not be in the clients’ best interests, the Proxy Voting Committee shall determine whether to vote against or to abstain from voting on the specific agenda items.  The Proxy Voting Committee's determinations shall be notified to  the Fund Operation Department .

7.	Agendas reviewed by the Proxy Voting Committee shall be reported to NAM’s Management Committee or Board of Directors.
8.
For Japanese issuers whose equity securities are held in overseas affiliates’ accounts, the Overseas Operations Department receives the proxy materials from the custodian, and instructs the custodian in accordance with the determinations on proxy voting made by NAM’s Corporate Research Department.

Note 1. “Routine agenda” items are as follows:

1.	Appropriation of profit

2.	Election of directors (uncontested elections only)
3.	Election of statutory auditors
4.	Payment of lump sum bonus to retiring directors
5.	Payment of lump sum bonus to retiring statutory auditors

Notwithstanding the foregoing, any shareholder proposal is not to be considered a routine proposal.

IV.    Proxy Voting Process for Non-Japanese Equities

Nomura Asset Management carries out the following proxy voting process for non-Japanese equities:

1.
For institutional client accounts, for which cash flows are infrequent, Nomura Asset Management shall instruct, in principal, proxy voting with respect to each issuer of equity securities held in its institutional accounts; provided the Company is authorized to do so by the client.

2.
For Japanese investment trusts or other open-ended investment vehicles, for which cash-flows are frequent, Nomura Asset Management shall instruct proxy voting on each proxy voting matter; provided, however, that a proxy vote shall not be instructed if the exercise of a proxy imposes any restriction on disposal of the securities.  Nomura Asset Management, in instructing proxy voting, considers costs and benefits associated therewith.

3.
NAM’s Corporate Research Department, in accordance with the Proxy Voting Guidelines, prepares, reviews and maintains the Watch List or list of companies that potentially have problems in terms of the clients’ best interests.

4.
NAM’s Fund Operation Department, after receiving proxy materials from the custodian, shall forward such materials to the Corporate Research Department.  If proxy materials are available through other information sources, they may rely upon information from such sources.

5.	If the custodian has not sent proxy materials, the Corporate Research Department may seek information through other informational sources such as third party information venders.
6.
The Corporate Research Department shall forward the proxy materials to the relevant overseas affiliates.  The proxy materials that are available through other information sources may be used in lieu of their hardcopies.

7.
Each overseas affiliate sends its proxy voting recommendations to the Corporate Research Department.  The overseas affiliates may utilize third party proxy voting service providers to formulate their recommendations.

8.
Corporate Research Department, after reviewing the proxy voting recommendations from the overseas affiliates, shall inform the Fund Operation Department of its determinations.  The Fund Operation Department shall instruct the custodian to vote in accordance therewith.  When necessary,  the Corporate Research Department  may refer specific agenda items to the Proxy Voting Committee for its review.  The Proxy Voting Committee closely reviews the agenda in accordance with the Proxy Voting Guidelines.  If the Proxy Voting Committee believes the agenda referred to is not in our clients’ best interests, it shall determine either to vote against or to abstain from voting on such agenda items.  The determinations of the Proxy Voting Committee shall be reported to Fund Operation Department.  Agendas reviewed by the Proxy Voting Committee shall be reported to NAM’s Management Committee or Board of Directors.
9.
For non-Japanese issuers whose equity securities are held in overseas affiliate's accounts, the Overseas Operations Department receives the proxy materials from the custodian, and instructs the custodian in accordance with the proxy voting recommendations made by the Overseas Investment Department of other relevant overseas affiliates.  The Overseas Investment Department shall provide its recommendations through the process described above.

V.    Proxy Voting Guidelines

Nomura Asset Management closely examines company voting agendas under the cases listed below.  If it believes that specific agenda items are not in our clients’ best interests, Nomura Asset Management shall decide either to  vote against or to abstain from voting on such agenda items.

1)
If it is publicly announced that the issuer violated the law or otherwise engaged in conduct that severely harmed social interests, then Nomura Asset Management would vote for shareholder social or political proposals; but only if they enhanced investment value.

2)	If the issuer’s audit opinion is qualified (for Japanese equity securities).
3)	If the issuer’s disclosure is inadequate and is deemed particularly harmful to investor interests.
4)	If the issuer continuously reports poor business results and its management’s efforts for improvement are found to be inadequate.
5)
If the issuer plans a substantial change in its financial or business strategy and such plans might potentially cause harm to the interests of shareholders or the issuer’s long-term business development.  Notwithstanding the foregoing, Nomura Asset Management may vote for such a plan if justified based on considerations of reasonable business judgment.

6)	If the issuer’s board of directors or statutory auditors do not provide an adequate level of internal control and are likely to harm shareholder interest.
7)	If extraordinary agenda items, such as amendments to articles of incorporation are proposed which are likely to harm shareholder value.
8)	For a shareholder proposal, the Proxy Voting Committee makes the final determination based upon whether the proposal would contribute to higher shareholder value.

Ⅵ.	Conflicts of Interest

Due to the nature of Nomura Asset Management’s business and its large size, it is possible that material conflicts of interest will arise in voting of proxies of public companies (for example, Nomura Asset Management may have a business relationship with an issuer whose securities are held in client portfolios).

When such a material conflict arises, Nomura Asset Management shall vote in accordance with recommendations made by a third party proxy voting service vendors  (e.g., ISS). A material conflict of interest will occur if Nomura Asset Management is required to vote on behalf of its client for a certain issuer with a close business relationship generating revenue of more than 1 percent of the total revenue of Nomura Asset Management and such proxy voting is for the purpose of providing an unjust enrichment to the director, officer, or other affiliate of this issuer.  If the revenue from a business relationship with this issuer is more than 0.5 percent of the total revenue of Nomura Asset Management, Nomura Asset Management shall closely examine the agenda to see whether there is any potential conflict of interest.

VII.    Positions on Special Matters

Corporate Governance

•	Election of Directors
Nomura Asset Management votes for candidates that best serve our clients’ best interests. Nomura Asset Management votes, in principal, for proposals calling for a board consisting of directors who are independent of the company, subject to the skills and experience of the candidates. We vote against proposals that stagger the board, if it does material harm to shareholder’s interest.

•	Mergers, Acquisitions and Other Corporate Restructurings
Nomura Asset Management views all proposals on a case-by-case basis by examining the financial impact on our clients.

•	Anti-takeover Measures
Nomura Asset Management will vote, in principal, against proposals that make it more difficult for a company to be acquired by another company.  We believe that anti-takeover measures may depress the company’s market value.

Shareholder Rights Protection Plans (Poison Pills): Shareholder rights protection plans, commonly known as poison pills, often involve issuing stock purchase rights or warrants to shareholders.  These rights or warrants are usually not exercisable unless a hostile takeover offer is tendered or a potential acquirer of the company purchases a specific percentage of the shares.  Typically, the plan will allow the rights holders to purchase shares from, or sell shares to, the company at very favorable prices.  This increases the costs to the potential acquirer, thus making the takeover less attractive.

Nomura Asset Management recognizes that there are arguments in favor and against shareholder rights protection plans (i.e.,  “Poison Pills”).  We vote, in principal, against proposals that ask shareholders to approve such plans.  Nomura Asset Management will assess shareholder rights protection plans on a case-by-case basis, generally supporting plans designed to protect shareholder value rather than to insulating the board and management.

Supermajority Provisions: Supermajority voting requires the vote of more than a simple majority (typically 66.7% to 80% of the vote) to approve a decision or transaction.  Supermajority voting can limit the ability of shareholders to effect change by essentially giving veto power to a large minority shareholder or group of minority shareholders.  As a result, Nomura Asset Management will vote against proposals to impose supermajority requirements, while voting in favor of proposals that remove supermajority voting requirements.

Capital Structure Changes

•	Increases in Authorized Common Stocks
Companies may request increases in authorized stocks for a variety of legitimate business purposes.  For example, the additional shares may be used to raise new investment capital for acquisitions, stock splits, recapitalization or debt restructurings.  Nomura Asset Management votes for these proposals in the absence of unusual circumstances. Otherwise, proposals will be voted on a case-by-case basis.

•	“Blank Check” Preferred Stocks
Nomura Asset Management will carefully scrutinize proposals to authorize preferred stocks whose voting, conversion, dividend and distribution, and other rights are determined by the company’s board of directors when the stocks are issued (“Blank Check Preferred Stock).  We recognize that Blank Check Preferred Stocks can be used for legitimate financing purposes, but also could be used to thwart hostile but desirable takeovers without shareholder approval.  To protect our clients, but still give financial flexibility to management, Nomura Asset Management will vote for the authorization of, or an increase in, Blank Check Preferred Stock in cases where the company expressly states that the stock will not be used as an anti-takeover defense or carry superior voting rights.  All other Blank Check Preferred Stock proposals will be handled on a case-by-case basis.

Management Compensation

Nomura Asset Management votes for reasonable compensation of executives, particularly equity-based compensation plans that are linked to the interests of the company’s long-term shareholders.  We vote against plans that are inconsistent or inequitable with the company’s overall financial condition or that would substantially dilute the interests of our clients.

Corporate and Social Responsibility

Nomura Asset Management believes it is management’s responsibility to handle ordinary business matters.  Rather than arbitrarily impose a judgment on such matters, we will typically abstain from voting on proposals concerning corporate and social policy issues.  However, Nomura Asset Management may decide to vote on such issues on a case-by-case basis recognizing that corporate and social responsibility issues sometimes do impact the risk-adjusted financial return of our investments.

VIII.     The Watch List

Instructing the exercise of proxy voting appropriately and effectively is often made difficult by the large number of proxies and information to be processed. In order to facilitate the proxy voting process, Nomura Asset Management shall screen its investments based on certain predetermined criteria to create a list of companies that requires increased review (the “Watch List”). Separate Watch Lists are created for Japanese and non-Japanese issuers.

1.	Watch List Criteria for Japanese Companies: A Japanese company shall be placed on the Watch List if:

a.	it is publicly announced that the company violated the law and/or if it was determined that the company’s conduct severely harms social interests;
b.
the company's disclosure is determined to be inadequate, or its financial strategy and/or business operations are deemed to pose a severe threat to shareholders’ interests and to the company’s future business developments, or it is deemed that its internal control program is inadequate and is likely to harm shareholder interests;

c.	it meets one or more of the following conditions:
i.	the company has an accumulated deficit in the most recent accounting period;
ii.	the company has reported losses or has paid no dividend for the past three accounting periods;
iii.	the company has reported losses or has paid no dividend for the past five accounting periods;
d.	it meets all of the following conditions:
i.	the company’s PBR(Price/Book Value Ratio) is below 1.0;
ii.	the company’s ROE is below 5 percent;
iii.	the company’s shareholder’s equity exceed 50 percent of its total assets;
iv.	the company’ s net financial assets exceed 30 percent of its total sales;
v.	the company’s net financial assets exceed 30 percent of its total assets;

(The term “net financial asset” shall equal cash and investment securities less bonds and bank loans)
Companies shall be excluded if they have been listed in the last three years, or if they can demonstrate reasonable investment plans for their surplus financial assets.
e.	it meets one of the following conditions:
i.
For a company listed on the First Section of either of Tokyo, Osaka, or Nagoya Stock Exchanges, its annual investment return has belonged to the worst quartile of its TSE 33 industry sector during the past three years.

ii
For a company listed on the Second Section of either of Tokyo, Osaka, or Nagoya Stock Exchanges, its annual investment return has belonged to the worst quartile of its TSE 33 industry sector during the past three years.

iii	For a company traded on an OTC market, its annual investment return has belonged to the worst quartile of the entire OTC stocks during the past three years.
f.	when Nomura Asset Management holds more than five percent of all the outstanding shares of a certain issuer.

2.	Watch List Criteria for non-Japanese Issuers: A non-Japanese company shall be placed on the Watch List if:

a.	it meets one or more of the following conditions:

i.
investment return has been below the sector index return (i.e., an index based upon the MSCI’s 10 sectors) by 40 percent for the past three years, and if the company has reported losses (computed on earnings per share basis) for the past three accounting periods.  If sector classification information is not available for a certain company, the company is compared with the MSCI country index to which the issuer belongs;

ii.
investment return has been below the sector return index (i.e., an index based upon the MSCI’s 10 sectors) by 70 percent for the past three years.  If sector classification information is not available for a certain company, the company is compared with the MSCI country index to which the issuer belongs;

iii.	Nomura Asset Management holds more than one percent of all the outstanding shares of a certain issuer.
b.
The Corporate Research Department shall produce and send the Watch List to the overseas affiliates and other relevant departments.  Each overseas affiliate reviews the company on the Watch List, in accordance with the Proxy Voting Guidelines, and may remove a company from the Watch List if it reasonably believes that its inclusion on the list is not warranted.  The overseas affiliate, when necessary, may add a company to the Watch List.

c.
General Managers of the Corporate Research Department are responsible for making the final determinations regarding the deletion or addition of certain companies to and from the Watch List.  The Corporate Research Department shall maintain records of their determinations.

d.	The Watch List generally shall be up-dated on a semi-annual basis. Screening criteria shall be reviewed when necessary, and any changes to the criteria must be approved by the Proxy Voting Committee.

Nomura Asset Management
Policy and Process on Corporate Governance and Proxy Voting

Schedule 1

Nomura Asset Management Co., Ltd.
Nomura Asset Management Hong Kong Limited
Nomura Asset Management Singapore Limited
Nomura Asset Management U.K. Limited
Nomura Asset Management U.S.A. Inc.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1) As of October 31, 2007, Messrs. Shigeto Kasahara and Eric Poh act as the Registrant's portfolio managers.  Mr. Kasahara has served as a portfolio manager of the Rigistrant since March 2005. Mr. Kasahara previously served as a fund manager in the Global Equity Investment Department of the Registrant’s investment adviser from 1999 to 2002 and as a portfolio manager specializing in Pacific Basin ex-Japan Equities at Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) from 2002 to 2004. He has been a portfolio manager at Nomura

Asset Management Singapore Limited (“NAM-Singapore”) since 2004. Mr. Poh has served as a portfolio manager of the Registrant since May 2005. Before joining NAM-Singapore in 2005, Mr. Poh previously served as a portfolio manager for SG Asset Management (Singapore) Ltd. from 2001 to 2005 and as a portfolio manager for ING Investment Management Asia Pacific from 1999 to 2001. The portfolio managers are primarily responsible for the day-to-day portfolio management of the Registrant.  The portfolio managers oversee investment decisions and activities and review research analysis.

      (2) As of October 31, 2007, Mr. Kasahara was primarily responsible for the day-to-day portfolio management for the Registrant, for 2 other pooled investment vehicles that are not registered investment companies under the 1940 Act (with total assets of US$280 million as of October 31, 2007) and for 2 other accounts (with total assets of US$100 million as of October 31, 2007). As of October 31, 2007, Mr. Poh was primarily responsible for the day-to-day portfolio management for the Registrant, for 1 other pooled investment vehicle that is not a registered investment company under the 1940 Act (with total assets of US$16 million as of October 31, 2007) and for 7 other accounts (with total assets of US$2.6 billion as of October 31, 2007). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts and (iii) circumstances where the Registrant's investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

      (3) The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine each portfolio manager's compensation is applied across all accounts managed by the portfolio manager. Generally, a portfolio manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the portfolio manager's performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the portfolio managers may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid semi-annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of each portfolio manager's accounts. The quantitative scoring for purposes of the bonus comprises 60 to 80 percent of the performance appraisal measurement. As indicated above, Messrs. Kasahara and Poh are responsible for multiple accounts. The quantitative scoring generally takes into account the performance of each of these accounts, on a pre-tax basis over the average of the most recent one-year and three-year periods, compared against benchmarks established for such accounts during the same periods. In evaluating the performance of the Registrant, NAM-Singapore utilizes the performance of the Korea Composite Price Index (KOSPI) as the benchmark.   The qualitative score is determined by analyzing the quality of the portfolio manager's contribution to the Registrant's investment adviser, focusing primarily on the contribution to the management of the investment team and to client service and marketing. While the bonus can range up to 100 percent or more of base salary, the Registrant's investment adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers' aggregate cash compensation.

      (4) As of October 31, 2007, the portfolio managers did not own beneficially any securities issued by the Registrant.

(b) Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable

(b)	Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The principal purpose of the Registrant's Nominating Committee is to select and nominate the Directors of the Registrant. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Registrant's manager and its affiliates and other principal service providers.

There have been no changes since January 1, 2006 to the procedures by which the Registrant’s shareholders may recommend nominees to the Registrant’s Nominating Committee. The Nominating Committee will consider potential director candidates recommended by Registrant shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee's Charter; are not "interested persons" of the Registrant or the Registrant's investment adviser within the meaning of the Investment Company Act; and are "independent" as defined in the New York Stock Exchange listing standards. The Committee has determined that potential director candidates recommended by Registrant shareholders must satisfy the Securities and Exchange Commission's ("SEC") nominee requirements found in Regulation 14A of the Securities and Exchange Act of 1934, as amended ("1934 Act"). Shareholders recommending potential director candidates must substantiate compliance with certain requirements at the time of submitting their proposed director candidate to the attention of the Registrant's Secretary.

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Committee meets annually to identify and evaluate nominees for Director and makes its recommendations to the Board. In identifying and evaluating a potential nominee to serve as an independent Director of the Registrant, the Nominating Committee will consider, among other factors: (i) whether the individual has any material relationships that could create any appearance of impropriety with respect to or a lack of independence from NAM-U.S.A. or any of its affiliates; (ii) whether the individual has the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an independent Director of the Registrant and to protect the interests of Registrant shareholders; (iii) the individual's corporate or other business experience in significant positions which demonstrate sound business judgment; (iv) whether the individual has financial and accounting experience; (v) the individual's ability to and attend at least four regular meetings a year and (vi) whether the individual can add to the balance of experience of the present independent Directors. The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner.

ITEM 11.	CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by  this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12	EXHIBITS

(a) (1)	Code of Ethics.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a) (3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES
________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By: /s/ Shigeru Shinohara
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Shigeru Shinohara, President
(Principal Executive Officer)

Date:     January 7, 2008
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
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Rita Chopra-Brathwaite,  Treasurer
(Principal Financial Officer)

Date:     January 7, 2008
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